Exhibit 10.2 29275947v3 SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT AND PERFORMANCE THIS SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT AND PERFORMANCE (this “Guaranty”) is made as of May 11, 2017 by Newtek Business Services Corp., a Maryland corporation and successor-in-interest to Newtek Business Services, Inc., a New York corporation, with its principal executive offices at 1981 Marcus Avenue, Suite 130, Lake Success, New York 11042 (“Guarantor”), in favor of (i) Capital One, National Association, in its capacity as administrative agent (in such capacity, the “Administrative Agent”) for itself and for the Lenders and the other Secured Parties (as such terms are defined in the Loan Agreement identified below), having an address at 299 Park Avenue, New York, New York 10171, and (ii) the Lenders, having addresses set forth in the Loan Agreement. R E C I T A L S : WHEREAS, Lenders established a line of credit in favor of Newtek Small Business Finance, LLC (successor-in-interest by merger to Newtek Small Business Finance, Inc.), a wholly-owned subsidiary of the Guarantor (the “Borrower”), in the maximum principal amount not to exceed One Hundred Million and No/100 Dollars ($100,000,000) pursuant to a Fourth Amended and Restated Loan and Security Agreement dated as of the date hereof (as amended, modified, supplemented, or restated from time to time, the “Loan Agreement”) and as evidenced by the Notes payable to the Lenders; and WHEREAS, it is a condition precedent to the execution and delivery of the Loan Agreement, that the Guarantor execute and deliver this Guaranty in favor of the Administrative Agent and the Lenders. NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce Lenders to make the Loans to Borrower, Guarantor hereby represents, warrants and covenants to the Administrative Agent and Lenders as follows: 1. Authorization and Enforceability of Loan Documents. Guarantor has taken all steps required to authorize and has in its capacity as the sole member of Borrower authorized the execution and delivery of the Loan Agreement and the other Loan Documents. To the best of its knowledge, the Loan Agreement and the other Loan Documents have been duly authorized and executed by Borrower and are legal, valid and binding instruments, enforceable against Borrower in accordance with their respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium or other legal or equitable principles now or hereafter in effect generally affecting creditors’ rights and remedies. 2. Secured Obligations Guaranteed. Guarantor unconditionally guarantees to Administrative Agent and the Lenders (i) the prompt and unconditional payment of all of the Secured Obligations under the Loan Agreement, including without limitation, the Loans and the interest thereon, whether now or hereafter advanced, as the same shall become due and payable under the Notes, the Loan Agreement and the other Loan Documents, whether at stated maturity, by acceleration or otherwise, and any and all sums of money which, at the time, may have become or become due and payable under the provisions of the Loan Agreement or any other

- 2 - 29275947v3 Loan Document, and the due and prompt performance of all of the terms, agreements, covenants and conditions of the Notes, the Loan Agreement and the other Loan Documents; (ii) payment in full of any and all expenses that may be paid or incurred by Administrative Agent and Lenders in the collection of all or any portion of Guarantor’s obligations hereunder or the exercise or enforcement of any one or more of the other rights, powers, privileges, remedies and interests of Administrative Agent and Lenders under the Loan Documents or hereunder, irrespective of the manner or success of any such collection, exercise or enforcement, and whether or not such expenses constitute part of the Borrower’s obligations; and (iii) performance of all of the Borrower’s (and all of the other entities guaranteeing the Loans) covenants and obligations contained herein and/or therein. Guarantor’s obligation to cause Borrower and any other guarantors to take any action with respect to their respective covenants and obligations shall be limited to those actions consistent with its status as the sole stockholder (or as a member or majority stockholder as applicable) of such parties and shall be exercised through the power consequent upon such status. 3. Unconditional Guaranty. This Guaranty is an absolute, unconditional, present and continuing guaranty of payment and performance and not of collection and is in no way conditioned or contingent upon any attempt to enforce the Administrative Agent’s or the Lenders’ rights against Borrower or to collect from the Borrower or upon any other condition or contingency; accordingly, Administrative Agent and Lenders shall have the right to proceed against Guarantor immediately upon any Event of Default under the Loan Documents without taking any prior action or proceeding to enforce the Loan Documents or to liquidate or foreclose on any security Administrative Agent or Lenders may at any time hold pursuant thereto. Guarantor hereby waives and releases any claim (within the meaning of 11 U.S.C. § 101) which Guarantor may have against Borrower arising from a payment made by Guarantor under this Guaranty and agrees not to assert or take advantage of any subrogation rights of Guarantor or any other right of Guarantor to proceed against Borrower for reimbursement. It is expressly understood that the waivers and agreements of Guarantor constitute additional and cumulative benefits given to Administrative Agent and Lenders for their security and as an inducement for its extension of credit to Borrower. 4. Liability Unimpaired. Guarantor’s liability hereunder shall in no way be limited or impaired by, and Guarantor hereby consents to and agrees to be bound by, any amendment, extension or modification of the provisions of any of the Loan Documents or any other instrument made to or with Administrative Agent or Lenders by Borrower or any other guarantor, or any Person who succeeds Borrower as owner of all or part of any Collateral prior to foreclosure of the Loan Agreement or exercise of any power of sale contained therein. In addition, Guarantor’s liability hereunder shall in no way be limited or impaired by (i) any extensions of time for performance required by any of said documents, (ii) any sale, assignment or foreclosure of the Notes or Loan Agreement or any sale or transfer of all or part of the property covered by the Loan Agreement, (iii) any exculpatory provision in any of said instruments limiting Administrative Agent or Lenders’ recourse to any Collateral or to any other security, or limiting Administrative Agent or Lenders’ rights to a deficiency judgment against Borrower, (iv) the release of Borrower or any other Person (including, without limit, any other guarantor) from performance or observance of any of the agreements, covenants, terms or conditions contained in any of said instruments by operation of law or otherwise, (v) the release or substitution in whole or in part of any security for the Loans, (vi) Administrative Agent or any Lender’s failure to record the Loan Agreement or file any UCC financing statements (or

- 3 - 29275947v3 Administrative Agent or any Lender’s improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Loans or the other Secured Obligations, (vii) the invalidity, irregularity or unenforceability, in whole or in part, of any of the Loan Documents, this Guaranty or any other instrument or agreement executed or delivered to Administrative Agent or Lenders in connection with the Loans, except to the extent that there is a final adjudication by a court of competent jurisdiction of a valid defense to Borrower’s obligations under the Loan Documents to payment of the Indebtedness, (viii) the inaccuracy of any of the representations and warranties made by Borrower in the Loan Agreement, the other Loan Documents or any disbursement certificates or requests for disbursements made under the Loan Agreement, or (ix) any other action or circumstance whatsoever which constitutes, or might be construed to constitute, a legal or equitable discharge or defense (except full payment and satisfaction) of Borrower for its obligations under any of the Loan Documents or of any Guarantor under this Guaranty (whether as surety, guarantor or otherwise); and, in any such case, whether with or without notice to Guarantor and with or without consideration. 5. Preservation of Loan Documents. Guarantor will cause Borrower to maintain and preserve the enforceability of the Loan Documents as the same may be amended, modified, supplemented or restated at any time and from time to time, and will not permit Borrower to take or to fail to take actions of any kind, the taking of which or the failure to take which might be the basis for a claim that Guarantor has a defense to Guarantor’s obligations hereunder. 6. Security; Events of Default. Pursuant to the terms of the Amended and Restated Security Agreement of even date herewith (the “Security Agreement”), as security for any and all of the obligations of Guarantor under this Guaranty and of the Secured Obligations, now existing or hereafter arising hereunder or otherwise (collectively, the “Liabilities”), Guarantor has granted to Administrative Agent for the benefit of itself and the Secured Parties a lien upon and a security interest in certain collateral more particularly described in the Security Agreement, including in the proceeds thereof. Without limiting the generality of paragraphs 1-4, inclusive, of this Guaranty, and in addition to any and all rights and remedies Administrative Agent and Lenders may have hereunder or under the other Loan Documents, upon the occurrence of any of the following events or any other agreement with Administrative Agent and/or Lenders (each an “Event of Default”): (a) Guarantor defaults under this Guaranty or any Loan Document or any other agreement with Administrative Agent and/or Lenders to which Guarantor is a party; (b) any representation or warranty made by Guarantor herein or in any other Loan Document to which Guarantor is a party is false or untrue as of the date such representation or warranty is made; (c) Guarantor commences any case, proceeding, or other action under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeks to have an order for relief entered with respect to Guarantor or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution,

- 4 - 29275947v3 composition or other relief with respect to Guarantor or Guarantor’s debts, or seeks the appointment of a receiver, trustee, custodian, or other similar official for Guarantor or for all or any substantial part of Guarantor’s property; (d) Guarantor makes a general assignment for the benefit of creditors; (e) there is commenced against Guarantor any case, proceeding or other action of the type referred to in clause (c) above or seeking the issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of Guarantor’s property, which case, proceeding or other action results in an entry of an order for relief or is not dismissed, discharged or bonded within sixty days of the commencement thereof; (f) Guarantor takes any action indicating Guarantor’s consent to, approval of, or acquiescence in or in furtherance of, any of the acts set forth in clause (c) and (e) above; (g) Guarantor admits in writing Guarantor’s inability to pay Guarantor’s debts as they mature; (h) Guarantor terminates or dissolves or suspends Guarantor’s usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or a substantial part of Guarantor’s property, business or assets other than in the ordinary course of business; (i) there shall be any default under or demand made under any other financing agreement or guaranty to which it is a party; or (j) the existence or occurrence at any time of one or more conditions or events which, in the reasonable good faith opinion of Administrative Agent, has resulted or is reasonably likely to result in a material adverse change in the business, properties or financial condition of Guarantor; then, any or all of the obligations of Guarantor shall, at Administrative Agent’s option, become (for the purpose of this Guaranty) immediately due and payable by Guarantor, without demand or notice. In addition, upon the occurrence of any Event of Default, Administrative Agent and Lenders shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code as in effect in New York State at that time. Guarantor agrees that in the event that notice is necessary, written notice provided in accordance with paragraph 26 of this Guaranty and given below five Business Days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice. 7. Indemnification; Payments; Certain Waivers. Guarantor (i) waives any right or claim of right to cause a marshalling of Borrower’s assets or to cause Administrative Agent or any Lender to proceed against any of the security for the Loans or for the obligations guaranteed hereby before proceeding against Guarantor, (ii) agrees that any payments required to be made by Guarantor hereunder shall become due on demand in accordance with the terms of paragraph 2 hereof and without presentment to Borrower, demand for payment or protest, or

- 5 - 29275947v3 notice of non-payment or protest, and (iii) except as hereinafter provided, expressly waives and relinquishes all rights and remedies accorded by applicable law to guarantors. Without limiting the generality of the foregoing, Guarantor hereby waives all rights (x) to participate in any claim or remedy Administrative Agent or any Lender may now or hereafter have against Borrower or in any collateral which Administrative Agent or any Lender has or hereafter may acquire for the obligations guaranteed hereby and (y) except as provided below, to contribution, indemnification, set-off, exoneration or reimbursement, whether from Borrower, Guarantor, or any other Person now or hereafter primarily or secondarily liable for any of Borrower’s obligations to Administrative Agent and Lenders, and whether arising by contract or operation of law or otherwise by reason of Guarantor’s execution, delivery or performance of this Guaranty. Guarantor does not waive and hereby retains all rights of subrogation, contribution, indemnification, set-off or reimbursement against Borrower or any other guarantor that Guarantor may have (the “Undersigned’s Rights”); provided, however, that (i) this Guaranty shall neither be contingent upon the existence of the Undersigned’s Rights nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of the Undersigned’s Rights including, without limitation, any claim that the Undersigned’s Rights were abrogated by any of Administrative Agent’s or any Lender’s acts, and (ii) until the Loans shall have been fully and finally paid and satisfied and Lenders shall have no further commitment or other obligation to make Loans or other financial accommodations to Borrower and the Loan Agreement and all other Loan Documents shall have been terminated and shall be of no further force and effect, Guarantor hereby postpones and subordinates (A) the exercise of any and all of the Undersigned’s Rights to Administrative Agent and Lenders’ rights against Guarantor under this Guaranty or against Borrower under any of the Loan Documents, and (B) any of the Undersigned’s Rights to any collateral securing the Loans. 8. Reinstatement. This Guaranty shall continue to be effective, or be reinstated automatically, as the case may be, if at any time payment, in whole or in part, of any of the obligations guaranteed hereby is rescinded or otherwise must be restored or returned by Administrative Agent or Lenders (whether as a preference, fraudulent conveyance or otherwise) upon or in connection with the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, Guarantor or any other Person, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, either Borrower, Guarantor, any other Credit Party or any other Person or for a substantial part of Borrower’s, Guarantor’s, or any of such other Person’s property, as the case may be, or otherwise, all as though such payment had not been made. Guarantor further agrees that in the event any such payment is rescinded or must be restored or returned, all costs and reasonable expenses (including, without limitation, reasonable legal fees and expenses) incurred by or on behalf of Administrative Agent and Lenders in defending or enforcing such continuance or reinstatement, as the case may be, shall constitute costs of enforcement, the payment of which is guaranteed by Guarantor pursuant to paragraph 2 above and covered by Guarantor’s indemnity pursuant to paragraph 7 above. 9. Litigation, Compliance with Judgments. Guarantor represents and warrants with respect to itself that there are no actions, suits or proceedings pending or threatened against or affecting Guarantor, at law, in equity or before or by any governmental authorities which would have a material adverse effect on Guarantor’s ability to perform its obligations hereunder and, to the best of Guarantor’s knowledge, Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or governmental authorities.

- 6 - 29275947v3 10. No Conflicts. Guarantor represents and warrants with respect to itself that the consummation of the transactions contemplated hereby and the performance of this Guaranty and the other Loan Documents to which Guarantor is a party have not resulted and will not result in any breach of, or constitute a default under, any mortgage, deed of trust, lease, bank loan or credit agreement, corporate charter, by-laws, partnership agreement or other instrument to which Guarantor is a party or by which Guarantor may be bound or affected. 11. Compliance with Laws. Guarantor represents and warrants with respect to itself that Guarantor is in compliance with, and the transactions contemplated by the Loan Documents and this Guaranty do not and will not violate any provision of, or require any filing, registration, consent or approval under, any federal, state or local law, rule, regulation, ordinance, order, writ, judgment, injunction, decree, determination or award (hereinafter, “Laws”) presently in effect having applicability to Guarantor, and agrees that Guarantor will comply promptly with all laws now or hereafter in effect having applicability to Guarantor. 12. Accuracy of Information; Full Disclosure. Guarantor represents and warrants with respect to itself that (a) neither this Guaranty nor any documents, financial statements, reports, notices, schedules, certificates, statements or other writings furnished by or on behalf of Guarantor to Administrative Agent or Lenders in connection with the negotiation of the Loan Documents or the consummation of the transactions contemplated hereby or thereby, or required herein or by the other Loan Documents to be furnished by or on behalf of Guarantor, contains any untrue or misleading statement of a material fact, and (b) there is no fact which Guarantor has not disclosed to Administrative Agent in writing which materially affects adversely the business affairs or financial condition of Guarantor, or the ability of Guarantor to perform this Guaranty and the other Loan Documents to which Guarantor is a party. 13. Financial Statements and Covenants. (a) Guarantor represents and warrants with respect to itself that the most recent financial statements heretofore delivered by Guarantor to Administrative Agent are true and correct in all respects, have been prepared in accordance with sound accounting principles consistently applied and fairly present Guarantor’s financial condition as of the date thereof, and no material adverse change has occurred in the financial condition reflected there in since the date thereof. (b) Guarantor shall deliver to Administrative Agent within twenty (20) days of filing, but in no event more than fifteen (15) days after the last permitted extension for filing without penalty, its signed federal tax returns. (c) Promptly after a written request therefor, such other financial data or information as Administrative Agent or any Lender may reasonably request from time to time. (d) Guarantor agrees and acknowledges that any now existing or hereinafter created loan from Guarantor to the Borrower shall at all times be subordinate to the Loans to the extent required by the Loan Agreement. (e) Guarantor shall at all times during the term of the Loans maintain its primary bank accounts with Administrative Agent. (f) Guarantor shall provide copies of all financial statements, reports

- 7 - 29275947v3 and the like, as required pursuant to the Loan Agreement. (g) Promptly upon its becoming available, Guarantor shall provide Administrative Agent with one copy of each financial statement, report, notice or proxy statement sent by Guarantor to stockholders generally pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and, a copy of each regular or periodic report, and any registration statement, or prospectus in respect thereof, filed by Guarantor with any securities exchange or with federal or state securities and exchange commissions or any successor agency. (h) Guarantor agrees and acknowledges that it shall maintain all of its Subsidiaries and Affiliates as separate and independent entities consistent with the standards of Section 6.18 of the Loan Agreement and shall not allow the Collateral under the Loan Agreement to become intermingled with any Person that is not a Credit Party, nor shall it suffer or permit any of the Borrower’s Collateral under the Loan Agreement to be directly or indirectly pledged to any party other than Administrative Agent. 14. Non-Waiver Remedies Cumulative. No failure or delay on Administrative Agent’s or any Lender’s part in exercising any right, power or privilege under any of the Loan Documents, this Guaranty or any other document made to or with Administrative Agent or any Lender in connection with the Loans shall operate as a waiver of any such privilege, power or right or shall be deemed to constitute Administrative Agent’s or such Lender’s acquiescence in any default by Borrower or Guarantor under any of said documents. A waiver by Administrative Agent or any Lender of any right or remedy under any of the Loan Documents, this Guaranty or any other document made to or with Administrative Agent and/or Lender in connection with the Loans on any one occasion shall not be construed as a bar to any right or remedy which Administrative Agent or any Lender otherwise would have on any future occasion. The rights and remedies provided in said documents are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law. 15. Transfers of Interests in Loans. Guarantor recognizes that Lenders may sell and transfer interests in the Loans to one or more participants and/or assignees (collectively, “Participants”) and that all documentation, financial statements, appraisals and other data, or copies thereof, relevant to Borrower, Guarantor or the Loans, may be exhibited or delivered on a confidential basis to and retained by any such Participant or prospective Participant, with a request to any prospective Participant to return such information if it does not become a Participant. 16. Separate Indemnity. Guarantor acknowledges and agrees that Administrative Agent’s and Lenders’ rights (and Guarantor’s obligations) under this Guaranty shall be in addition to all of Administrative Agent’s Lenders’ rights (and all of Guarantor’s obligations) under any indemnity agreement executed and delivered to Administrative Agent and Lenders by Borrower and/or Guarantor or any other guarantor in connection with the Loans, and payments by Guarantor under this Guaranty shall not reduce any of Guarantor’s obligations and liabilities under any such indemnity agreement. 17. Severability. Any provision of this Guaranty, or the application thereof to any Person or circumstance, which, for any reason, in whole or in part, is prohibited or

- 8 - 29275947v3 unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Guaranty (or the remaining portions of such provision) or the application thereof to any other Person or circumstance, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision (or portion thereof) or the application thereof to any Person or circumstance in any other jurisdiction. 18. Entire Agreement; Amendments. This Guaranty contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior oral or written agreements or statements relating to such subject matter, and none of the terms and provisions hereof may be waived, amended or terminated except by a written instrument signed by the Person against whom enforcement of the waiver, amendment or termination is sought. 19. Successors and Assigns. This Guaranty shall be binding upon and shall inure to the benefit of Administrative Agent and Lenders and Guarantor and their respective successors and assigns. This Guaranty may be assigned by Administrative Agent and Lenders with respect to all or any portion of the obligations guaranteed hereby, and when so assigned Guarantor shall be liable under this Guaranty to the assignee(s) of the portion(s) of the obligations guaranteed hereby so assigned without in any manner affecting the liability of Guarantor hereunder to Administrative Agent and Lenders with respect to any portion of the obligations guaranteed hereby retained by Administrative Agent and Lenders. 20. WAIVER OF TRIAL BY JURY. GUARANTOR, AND BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT AND EACH LENDER, EACH HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THE LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY GUARANTOR, ADMINISTRATIVE AGENT AND LENDERS, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. GUARANTOR AND ADMINISTRATIVE AGENT AND EACH LENDER ARE EACH HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER. 21. ADDITIONAL WAIVERS IN THE EVENT OF ENFORCEMENT. GUARANTOR HEREBY EXPRESSLY AND UNCONDITIONALLY WAIVES, IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING BROUGHT BY OR ON BEHALF OF ADMINISTRATIVE AGENT OR ANY LENDER ON THIS GUARANTY, ANY AND EVERY RIGHT GUARANTOR MAY HAVE TO (I) INJUNCTIVE RELIEF, (II) INTERPOSE ANY COUNTERCLAIM THEREIN (OTHER THAN COMPULSORY COUNTERCLAIMS), AND (III) HAVE THE SAME CONSOLIDATED WITH ANY OTHER OR SEPARATE SUIT, ACTION OR PROCEEDING. NOTHING HEREIN CONTAINED SHALL PREVENT OR PROHIBIT GUARANTOR FROM INSTITUTING OR MAINTAINING A SEPARATE ACTION AGAINST ADMINISTRATIVE AGENT AND LENDERS WITH RESPECT TO ANY ASSERTED CLAIM.

- 9 - 29275947v3 22. Governing Law; Submission To Jurisdiction. This Guaranty and the rights and obligations of the parties hereunder shall in all respects be governed by, and construed and enforced in accordance with, the laws of the State of New York (without giving effect to New York’s principles of conflicts of law other than Section 5-1401 of the New York General Obligations Law). Guarantor hereby irrevocably submits to the non-exclusive jurisdiction of the federal and state courts located in the City of New York, Borough of Manhattan over any suit, action or proceeding arising out of or relating to this Guaranty, and Guarantor hereby agrees and consents that, in addition to any methods of service of process provided for under applicable law, all service of process in any such suit, action or proceeding in any of the Courts of New York State or the United States District Court for the Eastern District of New York may be made by certified or registered mail, return receipt requested, directed to Guarantor at the address indicated below, and service so made shall be complete five (5) days after the same shall have been so mailed. 23. Paragraph Headings. Any paragraph headings and captions in this Guaranty are for convenience only and shall not affect the interpretation or construction hereof. 24. Liability Unaffected by Release. Subject only to written notice to Guarantor, any other Person liable upon or in respect of any obligation hereby guaranteed, may be released without affecting the liability of Guarantor hereunder. 25. Joint and Several Obligations. If more than one Person comprises Guarantor, then each such Person’s obligations and liability under this Guaranty shall be joint and several. 26. Notices. Notices shall be given in the manner provided in the Loan Agreement and with respect to Guarantor at the address set forth on the signature page hereto. Guarantor acknowledges reviewing the notice provision contained in the Loan Agreement and accepts the provisions thereof. 27. Intentionally Omitted. 28. Certain Defined Terms. Capitalized terms used but not defined herein shall have their respective meanings as set forth in the Loan Agreement. 29. Counterparts; Facsimile or Electronic Transmission. This Guaranty may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission or other electronic transmission shall be deemed to be an original signature hereto. 30. Amendment and Restatement. This Guaranty amends, modifies and restates that certain Guaranty of Payment and Performance dated as of December 15, 2010 executed by Guarantor in favor of Administrative Agent, as amended and restated under the terms of the Amended and Restated Guaranty of Payment and Performance dated as of June 16, 2011 executed by Guarantor in favor of Administrative Agent, as further amended and restated under the terms of the Amended and Restated Guaranty of Payment and Performance dated as of June 18, 2015 executed by Guarantor in favor of Administrative Agent (the “Existing

- 10 - 29275947v3 Guaranty”), it being the intention of Pledgor and Administrative Agent that all of the terms of the Existing Guaranty, as amended, modified and restated hereby, are restated in and are replaced by the terms of this Guaranty, but this Guaranty shall not be deemed or construed to have been made in payment, satisfaction, cancellation or novation of the Existing Guaranty. (page intentionally ends here)

- 11 - 29275947v3 SIGNATURE PAGE TO SECOND AMENDED AND RESTATED GUARANTY OF PAYMENT AND PERFORMANCE OF NEWTEK BUSINESS SERVICES CORP. IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its duly authorized official as of the date first above stated. NEWTEK BUSINESS SERVICES CORP., as successor-in-interest by merger to NEWTEK BUSINESS SERVICES, INC. By: /s/ Barry Sloane Name: Barry Sloane Title: Chief Executive Officer Address: 1981 Marcus Avenue, Suite 130 Lake Success, New York 11042